AXP(R)
    Utilities
           Fund

2002 SEMIANNUAL REPORT

AXP Utilities Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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

Table of Contents

CONTENTS

From the Chairman                           2

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
     with Portfolio Management              7

Investments in Securities                  10

Financial Statements                       12

Notes to Financial Statements              15

Results of Meeting of Shareholders         23

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush As we began the new year, the proposed Bush economic stimulus package and potential conflicts around the globe were capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been difficult. Negative investment returns persisted in 2002. Public confidence in the integrity of corporations was also shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on corporate governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update
                FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

*  Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF DEC. 31, 2002

PORTFOLIO MANAGER

Portfolio manager         Bern Fleming, CFA
Tenure/since                           1/95
Years in industry                        28

FUND OBJECTIVE

For investors seeking capital appreciation and current income.

Inception dates
A: 8/1/88      B: 3/20/95  C: 6/26/00    Y: 3/20/95

Ticker symbols
A: INUTX       B: IUTBX    C: ACUIX      Y: --

Total net assets             $1.177 billion
Number of holdings         approximately 80

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
   X                       LARGE
   X                       MEDIUM   SIZE
                           SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Utilities -- electric                  43.6%
Utilities -- gas                       15.5
Utilities -- telephone                 13.0
Energy                                  5.9
Communications equipment & services     5.5

TOP TEN HOLDINGS

Percentage of portfolio assets

Verizon Communications                  5.5%
Dominion Resources                      4.6
Exelon                                  3.9
Sempra Energy                           3.6
CenturyTel                              3.4
DTE Energy                              3.1
FPL Group                               3.0
Public Service Enterprise Group         3.0
KeySpan                                 3.0
Equitable Resources                     2.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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6   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the  six-month period ended Dec. 31, 2002?

A: The Fund return(e)d -11.29% for Class A shares, excluding sales charges, underperforming both the S&P 500 Index returning -10.30% and the Lipper Utility Funds Index returning -9.26%.

Q:  What factors significantly impacted performance of the Fund?

A: The period began with the stock market still mired in a slump that had begun more than two years earlier. The low point was reached in September, the worst month of performance for the period and the time when markets had reached their lowest levels in years. The utilities area was hard hit with a number of prominent firms, particularly in the electric and telecommunications sectors. Most notable among these was Dominion Resources, a prominent contributor to the Fund's underperformance, which reported a cut in its earnings forecast, resulting in a slide of 20% in September alone. After reaching those lows, the market slowly began to recover, and the final three months of 2002 actually resulted in solid performance. Investors apparently determined that a number of utilities stocks had reached sufficiently low price levels to once again become attractive to own. Stocks that generated solid dividends appeared to benefit the most, as their yields compared favorably in today's

(bar graph)
                                  PERFORMANCE COMPARISON
                       For the six-month period ended Dec. 31, 2002
   0%

  -2%

  -4%

  -6%

  -8%             (bar 2)  (bar 3)
                  -10.30%  -9.26%
 -10%    (bar 1)
         -11.29%
 -12%

(bar 1) AXP Utilities Fund Class A (excluding sales charge)

(bar 2) Standard & Poor's 500 Index (unmanaged)(1)

(bar 3) Lipper Utility Funds Index (unmanaged)(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Utility Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The yield generated by our Fund should help provide a level of stabilization to its performance in the months to come.(end callout quote)

     low interest rate environment. The Fund was able to make up a good deal of the ground that it lost in the first three months, though still ended the six-month period in negative territory.

     Among the best-performing stocks for the Fund were electric utilities, including Entergy, First Energy and Detroit Edison. In general, basic electric utility stocks were among the best performers during the period, with telephone stocks enjoying a recovery in the closing months.

AVERAGE ANNUAL TOTAL RETURNS
as of Dec. 31, 2002
                        Class A                Class B                  Class C                      Class Y
(Inception dates)      (8/1/88)               (3/20/95)                (6/26/00)                    (3/20/95)
                   NAV1      POP2        NAV1      After CDSC3     NAV1     After CDSC4        NAV5        POP5
 6 months*        -11.29%   -16.39%     -11.59%      -15.97%      -11.59%     -12.46%         -11.06%     -11.06%
 1 year           -21.47%   -25.98%     -22.14%      -25.19%      -22.13%     -22.13%         -21.29%     -21.29%
 5 years           -1.13%    -2.30%      -1.89%       -2.04%         N/A         N/A           -0.98%      -0.98%
 10 years          +6.67%    +6.04%        N/A          N/A          N/A         N/A             N/A         N/A
 Since inception     N/A       N/A       +6.39%       +6.39%      -13.96%     -13.96%          +7.35%      +7.35%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

Q:  Did you make significant changes to the Fund during this period?

A: While we enjoyed reasonable returns among selected electric utility stocks, others proved to be a drag on performance. Therefore, we trimmed the Fund's position in electric utilities issues over the past six months, though they still represent a core holding in the portfolio. We also took advantage of price weakness among natural gas utilities and non-long distance dependent telephone stocks to boost our holdings in both sectors earlier in the period. With phone stocks rallying in the fourth quarter of 2002, this move proved to be beneficial to the Fund. Our 8% cash position, which has been higher than average given the volatile nature of the market, was also reduced as we put more money to work in stocks that offered very attractive values. We still hold a fair amount of cash, and will look for additional opportunities to invest those dollars.

Q:  What is your outlook for the  coming months?

A: There are signs that what has been a very difficult environment for utilities investors could be on the verge of improving. The severe shakeout that has occurred in stock prices in this sector, highlighted by the failure of energy stocks, like Enron, and long-distance stocks such as WorldCom, may be over or at least close to it.

    Additionally, growing investor focus on dividend-paying stocks could benefit many utilities issues that offer generous dividend yields. We expect that many companies in our portfolio will appear to be increasingly attractive, and draw additional investor interest. The yield generated by our Fund should help provide a level of stabilization to its performance in the months to come.

Q:  How are you positioning the Fund in light of your outlook?

A: Given the market's long-standing volatility, we remain fairly conservatively structured in our Fund. We have generally avoided stocks of companies that may continue to face challenges caused by offering products and services where an overcapacity already exists in the market. This includes a number of electric and telecommunications stocks. We look for better results from companies not facing serious competitive or capacity issues, and will continue to focus on those selected stocks.

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9   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Investments in Securities

AXP Utilities Fund
Dec. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (88.0%)
Issuer                                     Shares                  Value(a)

Communications equipment & services (5.6%)
Verizon Communications                  1,700,000               $65,875,000

Energy (5.9%)
Atmos Energy                              500,000                11,660,000
ChevronTexaco                              50,000                 3,324,000
ConocoPhillips                            100,000                 4,839,000
EnCana                                    150,000(c)              4,665,000
EOG Resources                             200,000                 7,984,000
FirstEnergy                             1,000,000                32,970,000
Kerr-McGee                                100,000                 4,430,000
Total                                                            69,872,000

Energy equipment & services (2.8%)
Progress Energy                           750,000                32,512,500

Miscellaneous (0.6%)
Philadelphia Suburban                     350,000                 7,210,000

Utilities -- electric (44.1%)
Allete                                    400,000                 9,072,000
Ameren                                    300,000                12,471,000
American Electric Power                   400,000                10,932,000
American Water Works                      300,000                13,644,000
CH Energy Group                           100,000                 4,663,000
Cinergy                                   400,000                13,488,000
CMS Energy                                400,000                 3,776,000
Consolidated Edison                       400,000                17,128,000
Constellation Energy Group                950,000                26,429,000
Dominion Resources                      1,000,000                54,900,000
DPL                                       400,000                 6,136,000
DQE                                       400,000                 6,096,000
DTE Energy                                800,000                37,120,000
Duke Energy                               400,000                 7,816,000
Entergy                                   700,000                31,913,000
Exelon                                    875,000                46,173,750
FPL Group                                 600,000                36,078,000
Great Plains Energy                       250,000                 5,720,000
MDU Resources Group                       400,000                10,324,000
Pinnacle West Capital                     100,000                 3,409,000
PPL                                       900,000                31,212,000
Public Service Enterprise Group         1,100,000                35,310,000
Puget Energy                              525,000                11,576,250
SCANA                                     200,000                 6,192,000
Sempra Energy                           1,800,000                42,570,000
Southern Co                               800,000                22,712,000
TECO Energy                               600,000                 9,282,000
Xcel Energy                               400,000                 4,400,000
Total                                                           520,543,000

Utilities -- gas (15.7%)
AGL Resources                             700,000                17,010,000
El Paso                                   450,000                 3,132,000
Enbridge                                  150,000(c)              4,071,000
Enbridge Energy
  Management LLC                                1                        13
Equitable Resources                     1,000,000                35,040,000
KeySpan                                 1,000,000                35,240,000
Kinder Morgan
  Management LLC                            6,291(b)                198,723
New Jersey Resources                      750,000                23,692,500
NiSource                                1,400,000                28,000,000
Northwest Natural Gas                     200,000                 5,412,000
Questar                                   900,000                25,038,000
TransCanada Pipelines                     200,000(c)              2,902,000
Vectren                                   200,000                 4,600,000
Total                                                           184,336,236

Utilities -- telephone (13.2%)
ALLTEL                                    500,000                25,500,000
BCE                                     1,100,000(c)             19,811,000
BellSouth                               1,200,000                31,044,000
CenturyTel                              1,400,000                41,132,000
SBC Communications                        700,000                18,977,000
Telefonica                                500,000(b,c)            4,475,693
Vodafone AirTouch ADR                     800,000(c)             14,496,000
Total                                                           155,435,693

Total common stocks
(Cost: $1,018,789,294)                                       $1,035,784,429

See accompanying notes to investments in securities.

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10   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT
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Preferred stocks (5.6%)

Issuer                                     Shares                  Value(a)
ALLTEL
   7.75% Cv                               175,000                $8,982,750
Dominion Resources
   9.50% Cv                               200,000                10,838,000
DTE Energy
   8.75% Cv                               290,000                 7,914,100
Duke Energy
   8.25% Cv                               400,000                 6,260,000
Public Service Enterprise Group
   10.25% Cv                              150,000                 7,477,500
Sempra Energy
   8.50% Cv                               400,000                 9,620,000
TXU
   8.75% Cv                               500,000                14,300,000

Total preferred stocks
(Cost: $70,980,792)                                             $65,392,350

Short-term securities (7.8%)
Issuer           Annualized               Amount                   Value(a)
                yield on date           payable at
                 of purchase             maturity

U.S. government agencies (4.4%)
Federal Home Loan Bank Disc Nt
    01-29-03         1.23%            $15,000,000               $14,985,865
Federal Home Loan Mtge Corp Disc Nts
    01-30-03         1.25               3,000,000                 2,997,026
    03-06-03         1.27              30,000,000                29,937,000
Federal Natl Mtge Assn Disc Nt
    02-04-03         1.27               3,300,000                 3,296,056
Total                                                            51,215,947

Commercial paper (3.4%)
Barton Capital
    01-13-03         1.32                 600,000(d)                599,714
Cargill
    02-18-03         1.32               8,600,000(d)              8,582,207
Falcon Asset Securitization
    02-03-03         1.34               2,900,000(d)              2,896,330
General Electric Capital
    01-02-03         1.25              13,800,000                13,799,042
Intl Lease Finance
    01-28-03         1.33               2,400,000                 2,397,021
Marsh & McLennan
    01-09-03         1.63               7,200,000(d)              7,196,585
Preferred Receivables Funding
    01-24-03         1.35               1,600,000(d)              1,598,560
Sheffield Receivables
    01-06-03         1.32               3,100,000(d)              3,099,318
Total                                                            40,168,777

Total short-term securities
(Cost: $91,384,557)                                             $91,384,724

Total investments in securities
(Cost: $1,181,154,643)(e)                                    $1,192,561,503

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2002, the value of foreign securities represented 4.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Dec. 31, 2002, the cost of securities for federal income tax purposes was approximately $1,181,155,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 46,449,000
     Unrealized depreciation                                    (35,042,000)
                                                                -----------
     Net unrealized appreciation                               $ 11,407,000
                                                               ------------

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11   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Utilities Fund

Dec. 31, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,181,154,643)                                                                  $1,192,561,503
Capital shares receivable                                                                                    24,446
Dividends and accrued interest receivable                                                                 2,555,144
                                                                                                          ---------
Total assets                                                                                          1,195,141,093
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           100,238
Capital shares payable                                                                                      171,265
Payable upon return of securities loaned (Note 5)                                                        17,981,800
Accrued investment management services fee                                                                   19,141
Accrued distribution fee                                                                                     15,990
Accrued service fee                                                                                               3
Accrued transfer agency fee                                                                                   5,258
Accrued administrative services fee                                                                           1,176
Other accrued expenses                                                                                       69,527
                                                                                                             ------
Total liabilities                                                                                        18,364,398
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,176,776,695
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,047,435
Additional paid-in capital                                                                            1,820,925,420
Undistributed net investment income                                                                       2,850,354
Accumulated net realized gain (loss) (Note 7)                                                          (660,450,670)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    11,404,156
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,176,776,695
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  791,612,352
                                                            Class B                                  $  374,284,577
                                                            Class C                                  $    9,658,126
                                                            Class Y                                  $    1,221,640
Net asset value per share of outstanding capital stock:     Class A shares        137,437,289        $         5.76
                                                            Class B shares         65,406,936        $         5.72
                                                            Class C shares          1,687,430        $         5.72
                                                            Class Y shares            211,829        $         5.77
                                                                                      -------        --------------
* Including securities on loan, at value (Note 5)                                                    $   17,139,479
                                                                                                     --------------

See accompanying notes to financial statements.

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12   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Statement of operations
AXP Utilities Fund

Six months ended Dec. 31, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                    $  26,589,999
Interest                                                                           924,544
   Less foreign taxes withheld                                                    (153,794)
                                                                                  --------
Total income                                                                    27,360,749
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               3,872,810
Distribution fee
   Class A                                                                       1,085,676
   Class B                                                                       2,050,642
   Class C                                                                          50,106
Transfer agency fee                                                              1,261,514
Incremental transfer agency fee
   Class A                                                                          90,039
   Class B                                                                          83,324
   Class C                                                                           2,815
Service fee -- Class Y                                                                 616
Administrative services fees and expenses                                          242,888
Compensation of board members                                                       10,180
Custodian fees                                                                      38,850
Printing and postage                                                               150,100
Registration fees                                                                   32,437
Audit fees                                                                          14,125
Other                                                                               15,472
                                                                                    ------
Total expenses                                                                   9,001,594
   Earnings credits on cash balances (Note 2)                                      (17,460)
                                                                                   -------
Total net expenses                                                               8,984,134
                                                                                 ---------
Investment income (loss) -- net                                                 18,376,615
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             (214,172,650)
   Foreign currency transactions                                                    18,939
                                                                                    ------
Net realized gain (loss) on investments                                       (214,153,711)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            5,527,544
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                         (208,626,167)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations              $(190,249,552)
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Utilities Fund
                                                                                   Dec. 31, 2002        June 30, 2002
                                                                                 Six months ended         Year ended
                                                                                    (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                   $   18,376,615      $   44,073,869
Net realized gain (loss) on investments                                             (214,153,711)       (442,842,012)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  5,527,544        (194,730,688)
                                                                                       ---------        ------------
Net increase (decrease) in net assets resulting from operations                     (190,249,552)       (593,498,831)
                                                                                    ------------        ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                        (11,920,856)        (32,673,283)
      Class B                                                                         (4,088,242)        (10,703,955)
      Class C                                                                           (103,137)           (202,648)
      Class Y                                                                            (17,762)            (22,630)
   Net realized gain
      Class A                                                                                 --         (51,289,191)
      Class B                                                                                 --         (25,381,681)
      Class C                                                                                 --            (468,673)
      Class Y                                                                                 --             (54,784)
                                                                                     -----------        ------------
Total distributions                                                                  (16,129,997)       (120,796,845)
                                                                                     -----------        ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            28,345,079         168,355,795
   Class B shares                                                                     15,133,815         119,657,186
   Class C shares                                                                      1,256,258           7,849,984
   Class Y shares                                                                        748,043           1,507,136
Reinvestment of distributions at net asset value
   Class A shares                                                                     11,109,862          80,017,785
   Class B shares                                                                      3,946,841          35,215,240
   Class C shares                                                                         99,428             660,286
   Class Y shares                                                                         17,762              77,726
Payments for redemptions
   Class A shares                                                                   (195,861,729)       (390,434,325)
   Class B shares (Note 2)                                                          (109,127,673)       (229,002,186)
   Class C shares (Note 2)                                                            (2,381,542)         (3,929,267)
   Class Y shares                                                                       (821,979)         (1,268,351)
                                                                                        --------          ----------
Increase (decrease) in net assets from capital share transactions                   (247,535,835)       (211,292,991)
                                                                                    ------------        ------------
Total increase (decrease) in net assets                                             (453,915,384)       (925,588,667)
Net assets at beginning of period                                                  1,630,692,079       2,556,280,746
                                                                                   -------------       -------------
Net assets at end of period                                                       $1,176,776,695      $1,630,692,079
                                                                                  ==============      ==============
Undistributed net investment income                                               $    2,850,354      $      603,736
                                                                                  --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Utilities Fund

(Unaudited as to Dec. 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. (formerly known as AXP Utilities Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in securities of public utilities companies in the utilities industry.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $69,931 for the six months ended Dec. 31, 2002. On Nov. 13, 2002, shareholders approved modifications of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
17   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $379,519 for Class A, $308,992 for Class B and $2,401 for Class C for the six months ended Dec. 31, 2002.

During the six months ended Dec. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $17,460 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $741,505,369 and $913,746,588, respectively, for the six months ended Dec. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $383,926 for the six months ended Dec. 31, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended Dec. 31, 2002
                                             Class A       Class B     Class C    Class Y
Sold                                       4,894,961     2,652,358     220,807    130,098
Issued for reinvested distributions        1,996,356       714,227      17,959      3,206
Redeemed                                 (34,295,701)  (19,176,037)   (418,121)  (143,461)
                                         -----------   -----------    --------   --------
Net increase (decrease)                  (27,404,384)  (15,809,452)   (179,355)   (10,157)
                                         -----------   -----------    --------    -------

                                                      Year ended June 30, 2002
                                             Class A       Class B     Class C    Class Y
Sold                                      20,979,795    15,052,485   1,004,892    191,382
Issued for reinvested distributions       10,830,246     4,796,217      90,134     11,054
Redeemed                                 (51,591,981)  (30,156,901)   (527,339)  (163,205)
                                         -----------   -----------    --------   --------
Net increase (decrease)                  (19,781,940)  (10,308,199)    567,687     39,231
                                         -----------   -----------     -------     ------

--------------------------------------------------------------------------------
18   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Dec. 31, 2002, securities valued at $17,139,479 were on loan to brokers. For collateral, the Fund received $17,981,800 in cash. Income from securities lending amounted to $91,869 for the six months ended Dec. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $399,011,777 as of June 30, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                      2002(f)       2002       2001       2000        1999
Net asset value, beginning of period                              $6.59       $ 9.23      $9.16      $9.91       $8.98
Income from investment operations:
Net investment income (loss)                                        .10          .19        .14        .19         .21
Net gains (losses) (both realized and unrealized)                  (.85)       (2.36)       .45       (.03)       1.52
Total from investment operations                                   (.75)       (2.17)       .59        .16        1.73
Less distributions:
Dividends from net investment income                               (.08)        (.18)      (.13)      (.18)       (.21)
Distributions from realized gains                                    --         (.29)      (.39)      (.73)       (.59)
Total distributions                                                (.08)        (.47)      (.52)      (.91)       (.80)
Net asset value, end of period                                    $5.76       $ 6.59      $9.23      $9.16       $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                            $792       $1,086     $1,704     $1,484      $1,372
Ratio of expenses to average daily net assets(c)                  1.15%(d)     1.06%      1.03%       .99%        .86%
Ratio of net investment income (loss)
  to average daily net assets                                     3.10%(d)     2.36%      1.62%      1.97%       2.23%
Portfolio turnover rate (excluding short-term securities)           62%         106%        85%        89%         71%
Total return(e)                                                 (11.29%)(g)  (23.98%)     6.14%      1.68%      20.15%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                      2002(f)       2002       2001       2000        1999
Net asset value, beginning of period                              $6.54       $ 9.17      $9.16      $9.91       $8.98
Income from investment operations:
Net investment income (loss)                                        .07          .12        .06        .12         .14
Net gains (losses) (both realized and unrealized)                  (.83)       (2.34)       .45       (.03)       1.52
Total from investment operations                                   (.76)       (2.22)       .51        .09        1.66
Less distributions:
Dividends from net investment income                               (.06)        (.12)      (.11)      (.11)       (.14)
Distributions from realized gains                                    --         (.29)      (.39)      (.73)       (.59)
Total distributions                                                (.06)        (.41)      (.50)      (.84)       (.73)
Net asset value, end of period                                    $5.72       $ 6.54      $9.17      $9.16       $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                            $374         $531       $839       $646        $460
Ratio of expenses to average daily net assets(c)                  1.91%(d)     1.83%      1.80%      1.75%       1.63%
Ratio of net investment income (loss)
  to average daily net assets                                     2.33%(d)     1.59%       .86%      1.21%       1.45%
Portfolio turnover rate (excluding short-term securities)           62%         106%        85%        89%         71%
Total return(e)                                                 (11.59%)(g)  (24.65%)     5.27%       .97%      19.29%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                      2002(f)       2002       2001      2000(b)
Net asset value, beginning of period                              $6.54       $ 9.17      $9.16      $9.37
Income from investment operations:
Net investment income (loss)                                        .07          .12        .06         --
Net gains (losses) (both realized and unrealized)                  (.83)       (2.34)       .45       (.21)
Total from investment operations                                   (.76)       (2.22)       .51       (.21)
Less distributions:
Dividends from net investment income                               (.06)        (.12)      (.11)        --
Distributions from realized gains                                    --         (.29)      (.39)        --
Total distributions                                                (.06)        (.41)      (.50)        --
Net asset value, end of period                                    $5.72       $ 6.54      $9.17      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                             $10          $12        $12        $--
Ratio of expenses to average daily net assets(c)                  1.93%(d)     1.84%      1.80%      1.75%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     2.32%(d)     1.63%       .88%      1.21%(d)
Portfolio turnover rate (excluding short-term securities)           62%         106%        85%        89%
Total return(e)                                                 (11.59%)(g)  (24.64%)     5.27%     (2.35%)(g)

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                      2002(f)       2002       2001       2000        1999
Net asset value, beginning of period                              $6.59       $ 9.24      $9.16      $9.91       $8.98
Income from investment operations:
Net investment income (loss)                                        .10          .20        .15        .20         .22
Net gains (losses) (both realized and unrealized)                  (.83)       (2.36)       .45       (.02)       1.52
Total from investment operations                                   (.73)       (2.16)       .60        .18        1.74
Less distributions:
Dividends from net investment income                               (.09)        (.20)      (.13)      (.20)       (.22)
Distributions from realized gains                                    --         (.29)      (.39)      (.73)       (.59)
Total distributions                                                (.09)        (.49)      (.52)      (.93)       (.81)
Net asset value, end of period                                    $5.77       $ 6.59      $9.24      $9.16       $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1         $2         $1         $--
Ratio of expenses to average daily net assets(c)                   .97%(d)      .90%       .88%       .83%        .79%
Ratio of net investment income (loss)
  to average daily net assets                                     3.17%(d)     2.54%      1.79%      2.14%       2.18%
Portfolio turnover rate (excluding short-term securities)           62%         106%        85%        89%         71%
Total return(e)                                                 (11.06%)(g)  (23.92%)     6.29%      1.88%      20.25%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Dec. 31, 2002 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
22   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP UTILITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
 Arne H. Carlson          152,129,519.279                6,835,947.113
 Philip J. Carroll, Jr.   152,699,917.130                6,265,549.262
 Livio D. DeSimone        152,527,902.473                6,437,563.919
 Barbara H. Fraser        152,680,482.003                6,284,984.389
 Ira D. Hall              152,634,120.908                6,331,345.484
 Heinz F. Hutter          152,475,320.267                6,490,146.125
 Anne P. Jones            152,562,438.895                6,403,027.497
 Stephen R. Lewis, Jr.    152,884,662.329                6,080,804.063
 Alan G. Quasha           152,763,727.592                6,201,738.800
 Stephen W. Roszell       152,859,674.473                6,105,791.919
 Alan K. Simpson          152,183,836.253                6,781,630.139
 Alison Taunton-Rigby     152,692,226.685                6,273,239.707
 William F. Truscott      152,837,226.368                6,128,240.024

--------------------------------------------------------------------------------
23   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    128,929,830.131       14,501,616.135       4,692,437.126   10,841,583.000

2(b). To change the name of the Corporation.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    141,695,508.942       11,730,926.139       5,539,031.311        0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    129,755,272.290       13,767,851.005       4,600,760.097   10,841,583.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    129,003,351.583       12,578,084.850       6,542,446.959   10,841,583.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
24   --   AXP UTILITIES FUND   --   2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R)Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (2/03)

AXP Utilities Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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This report must be accompanied  or preceded by the Fund's  current  prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6342 R (2/03)